================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.



Date of Report (Date of earliest event reported): December 11, 1996 (December 2, 1996)


                        Commission File Number:  0-18309

                               ----------------

                        MARINE DRILLING COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


                           TEXAS                                                  74-2558926
              (State or other jurisdiction of                                  (I.R.S. Employer
               incorporation or organization)                               Identification Number)


ONE SUGAR CREEK CENTER BLVD. -- SUITE 600, SUGAR LAND, TEXAS                      77478-3556
          (Address of principal executive offices)                                (Zip Code)


     Registrant's telephone number, including area code:  (281) 243-3000




________________________________________________________________________________
                   (Former name if changed since last report)


________________________________________________________________________________
                 (Former address if changed since last report)


________________________________________________________________________________


================================================================================

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS.

                 On December 2, 1996, the Company announced the completion of the acquisition of the MARINE 500, a second generation semi-submersible drilling rig (formerly the Chris Chenery) from Odfjell Drilling of Norway for $37,940,000. The Company financed the acquisition with working capital and by borrowing under the revolving credit facility with the CIT Group/Equipment Financing, Inc.


ITEM 7(c).       EXHIBITS

                 Exhibit
                 Number         Description
                 -------        -----------

                   99.1         Press release dated December 2, 1996 (#96-14)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MARINE DRILLING COMPANIES, INC.
                                                  (Registrant)



Date:  December 11, 1996                By: /s/ William H. Flores
                                           -------------------------------------
                                            William H. Flores
                                            Executive Vice President,
                                            Chief Financial Officer and Director
                                            (Principal Financial Officer)

                               INDEX TO EXHIBITS




EXHIBIT
NUMBER                                     EXHIBITS
------                                     --------
   99.1                   Press release dated December 2, 1996 (#96-14)